UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 6, 2005
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                                Akid Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

         000-27333                                      84-1493150
 (Commission File Number)                     (IRS Employer Identification No.)

                               34 West 33rd Street
                               New York, NY 10001
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 695-3334
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              (Registrant's Telephone Number, Including Area Code)

                                  16200 WCR 18E
                            Loveland, Colorado 80537
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2005 Akid Corporation, a Colorado corporation (the "Registrant"), consummated the transactions contemplated by the Share Exchange Agreement dated as of May 2005 (the "Share Exchange Agreement") by and among the Registrant, Advanced Plant Pharmaceuticals, Inc. ("APPI") and James B. Wiegand. Pursuant to the Share Exchange Agreement, the Registrant acquired from APPI its entire ownership interest in 7,000,000 shares of the common stock of Mazal Plant Pharmaceutical Inc., a Delaware corporation ("Mazal"), which represents 68.5% of the issued and outstanding shares of Mazal. In exchange, the Registrant agreed to issue to APPI 20,000,000 shares (the "Exchange Shares") of the Registrant's common stock. Following the consummation of such share exchange, APPI holds a majority of the issued and outstanding common shares of the Registrant, and the Registrant holds a majority of the issued and outstanding common shares of Mazal.

The parties agreed that the value of the consideration that the Registrant paid for the shares of Mazal was $20,000,000. Since the Registrant does not have any funds, the Registrant accepted the Exchange Shares in exchange thereof.

Because the Registrant's authorized common stock is not sufficient for it to issue the Exchange Shares, the Registrant agreed to amend its Articles of Incorporation after the closing, for the purpose of increasing its authorized common stock from 20,000,000 shares to 40,000,000 shares (the "AKID Amendment"). The Registrant agreed to issue to APPI 17,500,000 of the Exchange Shares at the closing, and to issue the remaining 2,500,000 of the Exchange Shares immediately after the effective date of the AKID Amendment.

Pursuant to the Share Exchange Agreement, AKID agreed to provide piggy-back registration rights with respect to 60,000 shares held by a consultant of the Registrant, 50,000 shares held by James B. Wiegand, 50,000 shares held by Max Gould, 25,000 shares held by Corporate Management Services, Inc. (the "Registrable Securities"). Such piggy-back registration rights provide that, if the Registrant shall determine to prepare and file with the Securities and Exchange Commission a registration statement of its equity securities, then the Registrant shall send to the holders of the Registrable Securities written notice of such determination and if, within fifteen (15) days after receipt of such notice any holder of Registrable Securities shall so request in writing, the Registrant shall include in such registration statement all or any part of the Registrable Securities.


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

The Registrant will file an amendment to this Current Report on Form 8-K. This amendment will include the requisite financial information regarding Mazal and the pro forma financials as a result of the Registrant's acquisition of Mazal.

For all the terms and conditions of the Share Exchange Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.1. All statements made herein concerning the foregoing agreement are qualified by references to said exhibit.

Section 3 - Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth below under Item 1.01 (Entry into a Definitive Material Agreement) and Item 5.01 (Changes in Control of Registrant) are hereby incorporated by reference into this Item 3.02.

On June 6, 2005, upon the consummation of the transactions contemplated by the Share Exchange Agreement, the Registrant is contractually obligated to issue 20,000,000 shares of common stock to APPI. The consideration for the issuance of the shares and the terms of the Share Exchange Agreement are discussed above under Item 1.01.

On June 6, 2005, the Registrant issued to a consultant of the Registrant 600,000 shares of its common stock, as consideration for his services to the Registrant.

On June 6, 2005, the Registrant issued to each of James B. Wiegand and Max Gould 500,000 shares of its common stock, as consideration for their services to the Registrant.

The above shares were issued under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and/or Regulation D promulgated by the Securities and Exchange Commission.

Section 5  Corporate Governance and Management
Item 5.01 Changes in Control of Registrant.

The disclosure set forth above under Item 1.01 (Entry into a Definitive Material Agreement) and Item 3.02 (Unregistered Sales of Equity Securities) are hereby incorporated by reference into this Item 5.01.

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

Share Exchange Agreement

As a result of the consummation of the transactions contemplated by the Share Exchange Agreement, the Registrant acquired from Advanced Plant its entire ownership interest of 7,000,000 shares of the common stock of Mazal, which represents 68.5% of the issued and outstanding shares of Mazal. In exchange, the Registrant agreed to issue to Advanced Plant 20,000,000 shares (the "Exchange Shares") of the Registrant's common stock. Accordingly, APPI holds a majority of the issued and outstanding common shares of the Registrant, and the Registrant holds a majority of the issued and outstanding common shares of Mazal. As a result of said transaction, APPI has acquired control of the Registrant.

Stock Purchase Agreement

In connection with the Share Exchange Agreement, on June 6, 2005 the parties consummated the transactions contemplated by the Stock Purchase Agreement, dated May 2005, pursuant to which 500,000 shares of the Registrant's common stock (representing 40.7% of the issued and outstanding shares of the Registrant's common stock prior to the consummation of the contemplated transactions) were purchased by Ezriel Silberberg and Izik Liberman (collectively, the "Buyers") from James B. Wiegand and Max Gould (collectively, the "Sellers"). In consideration for the purchase of such shares, each Buyer issued to Sellers a promissory note, in the principal amount of $25,000, payable on the earlier of the 50th business date after the Registrant is assigned an ask/bid quote on the Over-the-Counter Bulletin Board or the 200th business date after the date of the Stock Purchase Agreement. Each such promissory note is secured by an interest in 100,000 shares of Amazon Biotech, Inc.

In accordance with the terms of the Stock Purchase Agreement, each of the Sellers agreed not to directly or indirectly sell, dispose or otherwise encumber 100,000 of the shares of the Registrant held by each Seller.

There are no arrangements or understandings among members of both the former and new control group (i.e., APPI) and their associates with respect to the election of directors of the Registrant or other matters

For all the terms and conditions of the Stock Purchase Agreement, the promissory notes and the lock-up letters, reference is hereby made to such agreements and documents annexed hereto as Exhibits 10.2, 10.3, 10.4 and 10.5. All statements made herein concerning the foregoing agreements and documents are qualified by references to said exhibits.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 6, 2005, effective as of the closing of the transactions contemplated by the Share Exchange Agreement and the Stock Purchase Agreement, Mr. James B. Wiegand, who had been serving as the sole director and officer of the Registrant, resigned from his positions as director and officer.

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

Simultaneous with the closing on June 6, 2005, Dr. Mechael Kanovsky was appointed as the Chief Executive Officer and director of the Registrant, and Sam Berkowitz was appointed as the Secretary of the Registrant.

The following is a brief account of the education and business experience of each director and executive officer during the past five years, and any other directorships held in reporting companies. There are no family relationships among the persons described below.

Dr. Mechael Kanovsky is the President and a director of Amazon Biotech, Inc. He obtained his Ph.D. in Molecular Biology from Mount Sinai School of Medicine, New York. Dr. Kanovsky worked as a research scientist with the Department of Pathology at the Brooklyn VA Hospital and at State University of New York. Dr. Kanovsky previously was a consultant for Marantech Corp. assisting in developing a cancer screening test.

Mr. Sam Berkowitz has been the general and operating manager of Advanced Plant Pharmaceuticals, Inc., a Delaware corporation, since 1996. Mr. Berkowitz obtained his Bachelor of Arts Degree from Yeshiva University, Israel. He is not a director or officer in any other reporting company.

Each of Dr. Kanovsky and Mr. Berkowitz holds office until the next annual meeting of shareholders or until his successor has been duly elected and qualified. Currently there are no employment agreements or arrangements with any of the above persons, other than an employment agreement between Dr. Kanovsky and Mazal and an employment agreement between Mr. Berkowitz and Mazal.

Pursuant to the terms of the employment agreement of Dr. Kanovsky with Mazal, Dr. Kanovsky was appointed as the President and Chief Science Officer of Mazal for 2 years commencing November 1, 2004. The base salary is $48,000 per year plus 100,000 shares of Mazal for each three months Dr. Kanovsky is employed by the company (in addition to the 100,000 shares he was issued upon execution of the agreement). Upon the receipt of each IND, Dr. Kanovsky shall receive an additional 50,000 shares and upon the receipt of the first IND, his annual base salary shall be increased to $66,000. For each patent received by Mazal, he shall receive an additional 50,000 shares and if Mazal obtains a minimum of $2 million in funding or enters into a joint venture arrangement, the annual base salary shall increase to $83,400.

Pursuant to the terms of the employment agreement of Mr. Berkowitz, Mr. Berkowitz was appointed as the Secretary of Mazal for 2 years commencing January 2, 2005. The base salary is $36,000 per year. As additional compensation, Mr. Berkowitz was issued 900,000 shares of Mazal upon execution of the agreement.

For all the terms and conditions of the Employment Agreements, reference is hereby made to such agreements annexed hereto as Exhibits 10.6 and 10.7. All statements made herein concerning the foregoing agreements are qualified by references to said exhibits.

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

There is no transaction during the last two years, or any proposed transactions, to which the Registrant was or is a party with any of the foregoing individuals or any member of their respective immediate family. Section 9-Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired. To be filed by amendment

(b) Pro forma financial information. To be filed by amendment

(c) Exhibits

Exhibit 10.1 Share Exchange Agreement, dated May 2005, among Akid Corporation, Advanced Plant Pharmaceuticals, Inc. and James B. Wiegand.

Exhibit 10.2 Stock Purchase Agreement, dated May 2005, among Ezriel Silberberg and Izik Liberman from James B. Wiegand and Max Gould

Exhibit 10.3 Secured Note, dated May 2005, made by Ezriel Silberberg in favor of James B. Wiegand and Max Gould

Exhibit 10.4 Secured Note, dated May 2005, made by Izik Liberman in favor of James B. Wiegand and Max Gould

Exhibit 10.5            Lock-Up Letters

Exhibit 10.6 Letter Agreement, dated May 11, 2005, between Mazal Plant Pharmaceuticals, Inc. and Corporate Management Services, Inc.

Exhibit 10.7 Employment Agreement dated December 10, 2004, by and between Mazal Pharmaceuticals, Inc. and Mechael Kanovsky

Exhibit 10.8 Employment Agreement dated December 10, 2004, by and between Mazal Pharmaceuticals, Inc. and Sam Berkowitz


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AKID CORPORATION


                                             By:    /s/ Mechael Kanovsky
                                                    ----------------------------
                                             Name:  Mechael Kanovsky
                                             Title: Chief Executive Officer


Date:  June 8, 2005


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